                                                                      Exhibit 5

                           American Legacy III(R)    The Lincoln National Life
                           Variable Annuity             Insurance Company
          [LOGO]           Application                 Fort Wayne, Indiana

   Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Contract Owner     Maximum age of Contract Owner is 90.

                                                 Social Security number/TIN  ______-____-________

   ______________________________________
   Full legal name or trust name*                Date of birth  _____  _____  _____  [_] Male  [_] Female
                                                                Month   Day   Year

   ______________________________________
   Street address (If PO Box, physical street    Home telephone number  ______/______-________
   address required)

   ______________________________________
   City                State          ZIP        Date of trust*  _____  _____  _____     Is trust revocable?*
                                                                 Month   Day    Year    [_] Yes        [_] No

   ______________________________________
   Trustee name*                                 * This information is required for trusts.

1b Joint Contract Owner    Maximum age of Joint Contract Owner is 90.

                                             Social Security number  ______-____-________
   ______________________________________
   Full legal name                           Date of birth  _____  _____  _____   [_] Male   [_] Female
                                                             Month   Day    Year    [_] Spouse   [_]Non-spouse

2a Annuitant  (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                 Maximum age of Annuitant is 90.

                                                     Social Security number  ______-____-________

   ______________________________________
   Full legal name                                   Date of birth  _____  _____  _____   [_] Male   [_] Female
                                                                     Month   Day    Year

   ______________________________________
   Street address                                    Home telephone number  ______/______-________

   ______________________________________
   City                State        ZIP

2b Contingent Annuitant    Maximum age of Contingent Annuitant is 90.

                                             Social Security number  ______-____-________

   ______________________________________
   Full legal name

3 Beneficiary(ies) of Contract Owner  (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
   _______________________________________          ___________________________            _________    ______%
  Full legal name or trust name*  [_] Primary       Relationship to Contract Owner         SSN/TIN
  [_] Contingent
   _______________________________________          ___________________________            _________    ______%
  Full legal name or trust name*  [_] Primary       Relationship to Contract Owner         SSN/TIN
  [_] Contingent
   _______________________________________          ___________________________            _________    ______%
  Full legal name or trust name*  [_] Primary       Relationship to Contract Owner         SSN/TIN
  [_] Contingent
   _______________________________________
  Executor/Trustee name*                            Date of trust*  _____ ____ _____       Is trust revocable?*
                                                                   Month  Day  Year        [_] Yes    [_] No
                                                    * This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).

4  Type of American Legacy Contract

 Nonqualified:  [_] Initial contribution OR  [_] 1035 exchange
 Tax-qualified (must complete plan type):    [_] Initial contribution, tax year _______ OR  [_] Transfer  OR    [_] Rollover
 Plan type (check one): [_] Roth IRA              [_] Traditional IRA                       (to same           (to different
                                                                                             market)           market)
       [_] SEP  [_] 457(f) Executive Benefit+ [_] 457(b) Governmental/Nonprofit+
       [_] 403(b)+ (transfers only) [_] Other+ ______________________ +Indicate plan year-end: ____ ____
                                                                                                          Month  Day

Form 30070-APP ALIII 0501

5a Allocation (This section must be completed.)          5b Dollar Cost Averaging (Complete only if electing DCA.)

   Initial minimum: $5,000                               $1,500 minimum required in the holding account

   Future contributions will follow the                                                           $ ________________
   allocation below. If DCA option is                    Total amount to DCA:
   selected, the entire amount of each
   future contribution will follow the                          OR
   allocation in Section 5b.
                                                         MONTHLY amount to DCA:                   $ ________________

   If no allocations are specified in
   Section 5a or 5b, the entire amount
   will be allocated to the Cash                         OVER THE FOLLOWING PERIOD:______________
   Management Fund, pending instructions                                            MONTHS (6-60)
   from the Contract Owner.                              -----------------------------------

   Please allocate my contribution of:
                                                         FROM THE FOLLOWING HOLDING ACCOUNT (check one):

$ ___________________   OR  $ _________________          [_] DCA Fixed Account
                              Approximate amount         [_] Cash Management Fund/1/
  Initial contribution        from previous carrier      [_] U.S. Govt./AAA-Rated Securities Fund/1/

INTO THE FUND(S) BELOW
-------------------------------
Use whole percentages                                   INTO THE FUND(S) BELOW
                                                        ----------------------------------------------
                                                        Use whole percentages
                                                                      /1/The DCA holding account and the DCA fund
        % Global Discovery Fund                                       elected cannot be the same.
---------
        % Global Growth Fund                                    %     Global Discovery Fund
---------                                                ---------
        % Global Small Capitalization Fund                      %     Global Growth Fund
---------                                                ---------
        % Growth Fund                                           %     Global Small Capitalization Fund
---------                                                ---------
        % International Fund                                    %     Growth Fund
---------                                                ---------
        % New World Fund                                        %     International Fund
---------                                                ---------
        % Blue Chip Income and Growth Fund                      %     New World Fund
---------                                                ---------
        % Growth-Income Fund                                    %     Blue Chip Income and Growth Fund
---------                                                ---------
        % Asset Allocation Fund                                 %     Growth-Income Fund
---------                                                ---------
        % Bond Fund                                             %     Asset Allocation Fund
---------                                                ---------
        % High-Income Bond Fund                                 %     Bond Fund
---------                                                ---------
        % U.S. Govt./AAA-Rated Securities Fund                  %     High-Income Bond Fund
---------                                                ---------
        % Cash Management Fund                                  %     U.S. Govt./AAA-Rated Securities Fund/1/
---------                                                ---------
          Fixed Account (available for 403(b) and 401(k)
        % only)                                                 %     Cash Management Fund/1/
---------                                                ---------
        % Fixed Account:__________ year(s) (1-10)
---------                                                       %     Total (must = 100%)
                                                         =========
        % DCA Fixed Account (must complete 5b)          Future contributions will not automatically start a new DCA
---------                                               program. Instructions must accompany each DCA
        % Total (must = 100%)                           contribution.
=========

5c Cross-Reinvestment or Portfolio Rebalancing

   To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).

6  Benefit Options

   Death Benefits
   Select one: (If no benefit is specified, the default death benefit will be the Guarantee of Principal Death Benefit.)
    [_]  I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
    [_]  I/We hereby elect the Guarantee of Principal Death Benefit/1/.
    [_] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.
    [_]  I/We hereby elect the Account Value Death Benefit.

   Living Benefits/3/
    [_] I/We hereby elect the Lincoln SmartSecurity/SM/ Advantage - 5-year Elective Step-up/4/.
    [_] I/We hereby elect the Lincoln SmartSecurity/SM/ Advantage - 1-year Automatic Step-up/4/.
    [_] I/We hereby elect the 4LATER/SM/ Advantage/5/ and direct Lincoln to administer the Income Base reset automatically every third anniversary. I understand my charge may increase at that time (default option).
    [_] I/We hereby elect the 4LATER/SM/ Advantage/5/ and will notify Lincoln if I choose to reset the Income Base within the specified guidelines.
/1/ The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and Pensions.
/2/ The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76. / /

/3/ One Living Benefit may be selected. i4LIFE(R) Advantage can not be simultaneously elected.

/4/ If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.

/5/ If the contract is tax-qualified, the maximum age to elect is 77. If the contract is non-qualified, the maximum age to elect is 80.

7  Automatic Withdrawals $10,000 minimum account balance is required.

Note: Withdrawals exceeding 10% of premium payment per year may be subject to contingent deferred sales charges. However, if electing Lincoln SmartSecurity/SM /Advantage - 5-year Elective Step-up, the maximum withdrawal amount for the program is 7% without the potential for a greater reduction in the Guaranteed
      Amount and if electing Lincoln SmartSecurity/SM /Advantage 1-year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed
      Amount. Withdrawal minimums: $50 per distribution/$300 annually.

[_] Please provide me with automatic withdrawals based on        [_] Please provide me with automatic withdrawals of $_______
   __% (may be between 1-10%) of the total contract
   value, payable as follows:                                OR

[_]  Monthly [_]  Quarterly [_]  Semi-annually [_]  Annually     [_]  Monthly  [_] Quarterly  [_] Semi-annually  [_] Annually

Begin withdrawals in  _______   ________                         Begin withdrawals in  ______  _________
                       Month     Year                                                   Month    Year

Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax with-holding may be required, depending on state of residency.

ELECT ONE: [_] Do withhold taxes  Amount to be withheld __________% (must be at least 10%)  [_] Do not withhold taxes

PAYMENT    Direct deposit  [_] Checking (attach a voided check)  OR  [_] Savings (attach a deposit slip)
METHOD:    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln
           Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National
           Automated Clearing House Association (NACHA).

           ----------------------------------------------------------------------------------------------------------------------
           Bank name                                                       Bank telephone number

8  Automatic Bank Draft

------------------------------------------------------  --------------------------------
Print account holder name(s) EXACTLY as shown on bank
records

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Bank name                                                    Bank telephone number
$ ____________________________
  Monthly amount                                        Automatic bank draft start date:
                                                        ______   _________  ______
                                                         Month   Day (1-28)  Year

   [_] Checking (attach a voided check) OR [_] Savings (attach a deposit slip) I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

9  Telephone/Internet Authorization (Check box if this option is desired.)

   [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life; American Funds Distributors, Inc., their affiliates and any mutual fund managed by such affiliates; and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10 Replacement

   Does the applicant have any existing life policies or annuity contracts?                          [_]  Yes     [_]  No
   Will the proposed contract replace any existing annuity or life insurance?                        [_]  Yes     [_]  No
   (Attach a state replacement form if required by the state in which the application is signed.)

-------------------------------------------------------------------------------------------------------------------------
   Company name

-----------------------------------------------------------------------------------------------------         -----------
   Plan name                                                                                                  Year issued

   Fraud Warning

   Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

11 Signatures

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III and American Funds Insurance Series(R) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

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Signed at city                               State
                                                                                        Date _______ _______ _______
                                                                                              Month    Day    Year
-------------------------------------        -------------------------------------------
Signature of Contract Owner                  Joint Contract Owner (if applicable)

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Signed at city                               State
                                                                                        Date _______ _______ _______
                                                                                              Month    Day    Year
----------------------------------------------------------------------------------------
Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

   THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.

12 Insurance in Force    Will the proposed contract replace any existing
                         annuity or life insurance contract?

   ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):
   (Attach a state replacement form if required by the state in which the application is signed.)

                                                                     $
---------------------------------------------------------------------    ------
Company name                                             Year issued     Amount

13 Additional Remarks

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14 Dealer Information    Licensing appointment with Lincoln Life is required
                         for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

   [_] Standard  [_] 1  [_] 2  [_] 3  [_] 4  OR  [_] i4LIFE(R) Advantage --
   election form must be attached.

                                                                         _______/_______-__________
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Registered representative's name (print as it appears on NASD licensing) Registered representative's telephone number
                                                                         _______/_______-__________
-------------------------------------------------------------------------
Client account number at dealer (if applicable)                          Registered representative's SSN

---------------------------------------------------------------------------------------------------------------------
Dealer's name

---------------------------------------------------------------------------------------------------------------------
Branch address                            City                 State                         ZIP
[_] CHECK IF BROKER CHANGE OF ADDRESS     Rep code at firm
                                                               ------------------------------------------------------

15 Representative's Signature

   The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

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Signature

[LOGO] Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

       Lincoln Life         By Express Mail: Lincoln Life
       P.O. Box 2348           Attention: American Legacy Operations
       Fort Wayne, IN          1300 South Clinton Street
       46801-2348              Fort Wayne, IN 46802

       If you have any questions regarding this application, call Lincoln Life at 800/443-8137.